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Alliance Capital
  [LOGO] (R)                   Alliance Premier Growth Fund, Inc.

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Supplement to Statement of
Additional Information                              June 15, 1998


         This supplement to the Statement of Additional
Information dated February 2, 1998 of Alliance Premier Growth
Fund, Inc. (the "Fund") supersedes certain information under the headings "Purchase of Shares - Class B Shares", "Shareholder
Services" and "General Information."

         Class B shares purchased after July 10, 1998 will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee eight years after the end of the calendar month in which the shareholder's purchase order is accepted. Class B shares outstanding on July 10, 1998 will retain their six-year conversion schedule.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period. In the case of Class B shares purchased after July 10, 1998, such period may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted. In the case of Class B shares outstanding on July 10, 1998, such period may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

         Class B shares of the Fund may be exchanged for shares of the same class of other Alliance Mutual Funds. Class B shares will continue to age without regard to exchanges for purposes of conversion to Class A shares. After an exchange, Class B shares purchased after July 10, 1998 will automatically convert to Class A shares of the other Alliance Mutual Fund in accordance with the eight-year conversion schedule applicable to such shares when originally purchased for cash and Class B shares outstanding on July 10, 1998 will automatically convert to Class A shares of the other Alliance Mutual Fund in accordance with the six-year



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conversion schedule applicable to such shares when originally purchased for cash.

         The authorized capital stock of the Fund includes 6,000,000,000 shares of Class B common stock (designated in the Charter of the Fund as 3,000,000,000 shares of Class B-1 Common Stock and 3,000,000,000 shares of Class B-2 Common Stock).

(R) This registered mark used under license from the owner, Alliance Capital Management L.P.











































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